EXHIBIT 99.3

GSAA045 - Price/Yield - AV1

Balance   $105,977,000.00   Delay           0           Index           LIBOR_1MO |  1.2788   WAC   6.551679165   WAM    350
Coupon    1.4288            Dated           6/29/2004   Mult / Margin   1 / 0.15              NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004   Cap / Floor     999 / 0

Price                   50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                            Disc Margin         Disc Margin         Disc Margin         Disc Margin         Disc Margin
99.0000                              69                  92                 115                 160                 205
99.1250                              62                  83                 103                 142                 181
99.2500                              55                  73                  90                 124                 157
99.3750                              49                  63                  77                 106                 133
99.5000                              42                  54                  65                  87                 109
99.6250                              35                  44                  52                  69                  86
99.7500                              28                  34                  40                  51                  62
99.8750                              22                  25                  27                  33                  39
100.0000                             15                  15                  15                  15                  15
100.1250                              8                   5                   3                  -3                  -9
100.2500                              2                  -4                 -10                 -21                 -32
100.3750                             -5                 -14                 -22                 -39                 -55
100.5000                            -12                 -23                 -35                 -57                 -79
100.6250                            -18                 -33                 -47                 -75                -102
100.7500                            -25                 -42                 -59                 -93                -125
100.8750                            -32                 -52                 -72                -111                -149
101.0000                            -38                 -61                 -84                -128                -172

WAL                                1.88                1.30                1.00                0.69                0.53
Mod Durn                           1.86                1.29                1.00                0.69                0.53
Principal Window          Jul04 - Jun08       Jul04 - Mar07       Jul04 - Jul06       Jul04 - Oct05       Jul04 - Jun05

LIBOR_1MO                        1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                        1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption            Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materia is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF2

Balance   $66,815,000.00    Delay           24          WAC   6.551679165   WAM    350
Coupon    4.75393           Dated           6/1/2004    NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004

Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed 150    PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield               Yield
99.0000                         4.9304              4.9916              5.0527              5.1828              5.3166
99.1250                         4.9067              4.9566              5.0065              5.1127              5.2219
99.2500                         4.8830              4.9217              4.9604              5.0428              5.1274
99.3750                         4.8594              4.8869              4.9144              4.9729              5.0330
99.5000                         4.8358              4.8521              4.8684              4.9032              4.9388
99.6250                         4.8122              4.8174              4.8225              4.8335              4.8448
99.7500                         4.7886              4.7827              4.7767              4.7640              4.7510
99.8750                         4.7651              4.7480              4.7310              4.6946              4.6573
100.0000                        4.7417              4.7135              4.6853              4.6253              4.5638
100.1250                        4.7183              4.6790              4.6397              4.5562              4.4704
100.2500                        4.6949              4.6445              4.5941              4.4871              4.3772
100.3750                        4.6715              4.6101              4.5487              4.4182              4.2842
100.5000                        4.6482              4.5757              4.5033              4.3493              4.1913
100.6250                        4.6249              4.5414              4.4580              4.2806              4.0986
100.7500                        4.6017              4.5072              4.4127              4.2120              4.0061
100.8750                        4.5785              4.4730              4.3675              4.1435              3.9137
101.0000                        4.5553              4.4388              4.3224              4.0752              3.8215

WAL                               6.35                4.07                3.00                1.93                1.41
Mod Durn                          5.31                3.60                2.73                1.80                1.33
Principal Window         Jun08 - Jul14       Mar07 - Jun10       Jul06 - Oct08       Oct05 - Jan07       Jun05 - May06

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF3

Balance   $21,382,000.00    Delay           24          WAC   6.551679165   WAM    350
Coupon    5.67254           Dated           6/1/2004    NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004

Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield               Yield
99.0000                         5.8150              5.8477              5.8872              5.9809              6.0704
99.1250                         5.7998              5.8260              5.8575              5.9324              6.0037
99.2500                         5.7847              5.8043              5.8279              5.8838              5.9372
99.3750                         5.7697              5.7826              5.7983              5.8354              5.8708
99.5000                         5.7546              5.7610              5.7687              5.7870              5.8045
99.6250                         5.7396              5.7394              5.7392              5.7387              5.7383
99.7500                         5.7246              5.7179              5.7098              5.6905              5.6722
99.8750                         5.7096              5.6963              5.6803              5.6424              5.6062
100.0000                        5.6947              5.6749              5.6510              5.5943              5.5403
100.1250                        5.6798              5.6534              5.6216              5.5463              5.4745
100.2500                        5.6648              5.6320              5.5924              5.4984              5.4088
100.3750                        5.6500              5.6106              5.5631              5.4505              5.3432
100.5000                        5.6351              5.5892              5.5339              5.4028              5.2778
100.6250                        5.6203              5.5679              5.5048              5.3551              5.2124
100.7500                        5.6055              5.5466              5.4757              5.3074              5.1471
100.8750                        5.5907              5.5253              5.4466              5.2599              5.0820
101.0000                        5.5759              5.5041              5.4176              5.2124              5.0169

WAL                              11.70                7.27                5.00                2.88                2.05
Mod Durn                          8.33                5.79                4.24                2.59                1.89
Principal Window         Jul14 - Nov17       Jun10 - Jun13       Oct08 - Apr10       Jan07 - Dec07       May06 - Sep06

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF4

Balance   $44,161,000.00    Delay           24          WAC   6.551679165   WAM    350
Coupon    5.95              Dated           6/1/2004    NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004

Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield               Yield
95.4978                         6.4368              6.5353              6.6709              7.0336              7.6031
95.6228                         6.4239              6.5193              6.6507              7.0021              7.5537
95.7478                         6.4110              6.5034              6.6305              6.9706              7.5045
95.8728                         6.3981              6.4874              6.6104              6.9392              7.4553
95.9978                         6.3853              6.4715              6.5903              6.9078              7.4062
96.1228                         6.3724              6.4557              6.5702              6.8765              7.3571
96.2478                         6.3596              6.4398              6.5502              6.8452              7.3082
96.3728                         6.3468              6.4240              6.5302              6.8140              7.2593
96.4978                         6.3341              6.4082              6.5102              6.7828              7.2105
96.6228                         6.3214              6.3925              6.4902              6.7517              7.1619
96.7478                         6.3086              6.3767              6.4703              6.7206              7.1132
96.8728                         6.2960              6.3610              6.4505              6.6896              7.0647
96.9978                         6.2833              6.3453              6.4306              6.6586              7.0162
97.1228                         6.2706              6.3297              6.4108              6.6277              6.9679
97.2478                         6.2580              6.3140              6.3910              6.5969              6.9196
97.3728                         6.2454              6.2984              6.3713              6.5660              6.8714
97.4978                         6.2328              6.2828              6.3516              6.5353              6.8232

WAL                              16.56               11.84                8.60                4.98                3.01
Mod Durn                         10.11                8.17                6.46                4.14                2.65
Principal Window         Nov17 - Jan22       Jun13 - Mar17       Apr10 - Mar14       Dec07 - Oct10       Sep06 - Dec08

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AF5

Balance   $26,482,000.00    Delay           24          WAC   6.551679165   WAM    350
Coupon    5.64013           Dated           6/1/2004    NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004

Price                  50 PricingSpeed     75 PricingSpeed 100    PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield               Yield
99.0000                         5.8061              5.8150              5.8220              5.8406              5.8711
99.1250                         5.7862              5.7932              5.7988              5.8137              5.8381
99.2500                         5.7662              5.7715              5.7757              5.7868              5.8051
99.3750                         5.7463              5.7499              5.7527              5.7600              5.7722
99.5000                         5.7265              5.7282              5.7296              5.7333              5.7393
99.6250                         5.7066              5.7066              5.7066              5.7066              5.7065
99.7500                         5.6868              5.6851              5.6836              5.6799              5.6738
99.8750                         5.6671              5.6635              5.6607              5.6533              5.6410
100.0000                        5.6473              5.6420              5.6378              5.6267              5.6084
100.1250                        5.6276              5.6206              5.6150              5.6001              5.5758
100.2500                        5.6080              5.5992              5.5921              5.5736              5.5432
100.3750                        5.5883              5.5778              5.5694              5.5472              5.5107
100.5000                        5.5687              5.5564              5.5466              5.5207              5.4782
100.6250                        5.5492              5.5351              5.5239              5.4943              5.4458
100.7500                        5.5296              5.5138              5.5012              5.4680              5.4134
100.8750                        5.5101              5.4926              5.4786              5.4417              5.3811
101.0000                        5.4906              5.4714              5.4560              5.4154              5.3488

WAL                               8.27                7.38                6.79                5.63                4.42
Mod Durn                          6.31                5.80                5.44                4.68                3.81
Principal Window         Jul07 - Jan22       Jul07 - Mar17       Jul07 - Mar14       Oct07 - Oct10       Feb08 - Dec08

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materia is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - AV2

Balance   $11,870,000.00    Delay           0           Index           LIBOR_1MO |  1.2788   WAC   6.551679165   WAM    350
Coupon    1.6288            Dated           6/29/2004   Mult / Margin   1 / 0.35              NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004   Cap / Floor     999 / 0

Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                           Disc Margin         Disc Margin         Disc Margin         Disc Margin         Disc Margin
99.0000                             56                  66                  77                 106                 144
99.1250                             53                  62                  72                  97                 130
99.2500                             51                  58                  67                  88                 117
99.3750                             48                  54                  61                  79                 103
99.5000                             45                  50                  56                  70                  89
99.6250                             43                  47                  51                  61                  76
99.7500                             40                  43                  46                  53                  62
99.8750                             38                  39                  40                  44                  49
100.0000                            35                  35                  35                  35                  35
100.1250                            32                  31                  30                  26                  22
100.2500                            30                  27                  25                  18                   8
100.3750                            27                  23                  19                   9                  -5
100.5000                            25                  20                  14                   0                 -19
100.6250                            22                  16                   9                  -8                 -32
100.7500                            19                  12                   4                 -17                 -46
100.8750                            17                   8                  -2                 -26                 -59
101.0000                            14                   4                  -7                 -34                 -72

WAL                               5.09                3.36                2.43                1.44                0.92
Mod Durn                          4.77                3.22                2.36                1.42                0.92
Principal Window         Jul04 - Jan22       Jul04 - Mar17       Jul04 - Feb14       Jul04 - Dec09       Jul04 - Apr07

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materia is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M1

Balance   $8,618,000.00     Delay           24          WAC   6.551679165   WAM    350
Coupon    5.95              Dated           6/1/2004    NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004

Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield               Yield
97.9207                         6.2345              6.2944              6.3604              6.4792              6.5385
98.0457                         6.2187              6.2741              6.3351              6.4450              6.4999
98.1707                         6.2029              6.2539              6.3099              6.4109              6.4614
98.2957                         6.1872              6.2337              6.2848              6.3769              6.4230
98.4207                         6.1715              6.2135              6.2597              6.3429              6.3846
98.5457                         6.1558              6.1933              6.2346              6.3090              6.3462
98.6707                         6.1401              6.1732              6.2096              6.2751              6.3079
98.7957                         6.1245              6.1531              6.1846              6.2413              6.2697
98.9207                         6.1089              6.1331              6.1597              6.2076              6.2316
99.0457                         6.0934              6.1131              6.1348              6.1739              6.1935
99.1707                         6.0778              6.0931              6.1099              6.1402              6.1554
99.2957                         6.0623              6.0732              6.0851              6.1066              6.1174
99.4207                         6.0468              6.0533              6.0603              6.0731              6.0795
99.5457                         6.0313              6.0334              6.0356              6.0396              6.0416
99.6707                         6.0159              6.0135              6.0109              6.0062              6.0038
99.7957                         6.0005              5.9937              5.9863              5.9728              5.9661
99.9207                         5.9851              5.9740              5.9617              5.9395              5.9284

WAL                              11.95                8.44                6.38                4.41                3.80
Mod Durn                          8.07                6.28                5.05                3.73                3.30
Principal Window         May10 - Jan22       Jul08 - Mar17       Jul07 - Mar14       Sep07 - Oct10       Nov07 - Dec08

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materia is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - M2

Balance   $6,501,000.00     Delay           24          WAC   6.551679165   WAM    350
Coupon    5.95              Dated           6/1/2004    NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004

Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield               Yield
95.4545                         6.5518              6.7021              6.8674              7.1731              7.3546
95.5795                         6.5355              6.6811              6.8413              7.1375              7.3135
95.7045                         6.5192              6.6601              6.8152              7.1020              7.2724
95.8295                         6.5028              6.6392              6.7892              7.0666              7.2314
95.9545                         6.4866              6.6183              6.7632              7.0312              7.1905
96.0795                         6.4703              6.5974              6.7373              6.9959              7.1496
96.2045                         6.4541              6.5766              6.7114              6.9606              7.1089
96.3295                         6.4379              6.5558              6.6855              6.9255              7.0681
96.4545                         6.4218              6.5351              6.6597              6.8903              7.0275
96.5795                         6.4057              6.5144              6.6340              6.8552              6.9869
96.7045                         6.3896              6.4937              6.6082              6.8202              6.9464
96.8295                         6.3735              6.4731              6.5826              6.7853              6.9059
96.9545                         6.3575              6.4525              6.5569              6.7504              6.8655
97.0795                         6.3415              6.4319              6.5314              6.7155              6.8252
97.2045                         6.3255              6.4114              6.5058              6.6807              6.7849
97.3295                         6.3095              6.3909              6.4803              6.6460              6.7447
97.4545                         6.2936              6.3704              6.4549              6.6113              6.7045

WAL                              11.95                8.44                6.38                4.37                3.67
Mod Durn                          7.99                6.22                5.00                3.67                3.17
Principal Window         May10 - Jan22       Jul08 - Mar17       Jul07 - Mar14       Aug07 - Oct10       Sep07 - Dec08

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materia is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B1

Balance   $5,897,000.00     Delay           24          WAC   6.551679165   WAM    350
Coupon    5.95              Dated           6/1/2004    NET      6.027145   WALA     3
Settle    6/29/2004         First Payment   7/25/2004


Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield               Yield
93.0773                         6.8690              7.1093              7.3738              7.8704              8.1996
93.2023                         6.8521              7.0875              7.3468              7.8335              8.1562
93.3273                         6.8351              7.0658              7.3198              7.7966              8.1128
93.4523                         6.8183              7.0442              7.2928              7.7598              8.0695
93.5773                         6.8014              7.0225              7.2659              7.7231              8.0263
93.7023                         6.7846              7.0009              7.2391              7.6864              7.9832
93.8273                         6.7678              6.9794              7.2123              7.6498              7.9401
93.9523                         6.7510              6.9579              7.1855              7.6133              7.8971
94.0773                         6.7343              6.9364              7.1588              7.5768              7.8542
94.2023                         6.7176              6.9150              7.1322              7.5404              7.8113
94.3273                         6.7009              6.8936              7.1056              7.5040              7.7685
94.4523                         6.6843              6.8722              7.0790              7.4677              7.7258
94.5773                         6.6677              6.8509              7.0525              7.4315              7.6832
94.7023                         6.6511              6.8296              7.0261              7.3953              7.6406
94.8273                         6.6346              6.8084              6.9996              7.3592              7.5981
94.9523                         6.6180              6.7872              6.9733              7.3232              7.5557
95.0773                         6.6016              6.7660              6.9470              7.2872              7.5133

WAL                              11.94                8.43                6.38                4.35                3.57
Mod Durn                          7.91                6.16                4.96                3.63                3.08
Principal Window         May10 - Jan22       Jul08 - Mar17       Jul07 - Mar14       Jul07 - Oct10       Aug07 - Dec08

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction wher such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed withi the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertai to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materi is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA045 - Price/Yield - B2
Balance   $1,814,000.00     Delay           24          WAC   6.551679165   WAM    350
Coupon    5.95              Dated           6/1/2004    NET   6.027145      WALA     3
Settle    6/29/2004         First Payment   7/25/2004

Price                  50 PricingSpeed     75 PricingSpeed    100 PricingSpeed    150 PricingSpeed    200 PricingSpeed
                                 Yield               Yield               Yield               Yield             Yield
82.7574                         8.4200              9.1109              9.8754             11.3109             12.2469
82.8824                         8.3998              9.0849              9.8431             11.2667             12.1951
83.0074                         8.3796              9.0590              9.8108             11.2225             12.1434
83.1324                         8.3594              9.0331              9.7786             11.1785             12.0918
83.2574                         8.3394              9.0073              9.7464             11.1345             12.0402
83.3824                         8.3193              8.9815              9.7143             11.0907             11.9888
83.5074                         8.2993              8.9558              9.6823             11.0469             11.9375
83.6324                         8.2793              8.9302              9.6503             11.0032             11.8862
83.7574                         8.2594              8.9046              9.6184             10.9596             11.8351
83.8824                         8.2395              8.8790              9.5866             10.9160             11.7840
84.0074                         8.2196              8.8535              9.5548             10.8726             11.7330
84.1324                         8.1998              8.8281              9.5231             10.8292             11.6822
84.2574                         8.1801              8.8027              9.4915             10.7859             11.6314
84.3824                         8.1604              8.7774              9.4599             10.7427             11.5807
84.5074                         8.1407              8.7521              9.4284             10.6996             11.5301
84.6324                         8.1210              8.7268              9.3969             10.6566             11.4796
84.7574                         8.1014              8.7016              9.3656             10.6136             11.4292

WAL                              11.62                8.17                6.17                4.19                3.45
Mod Durn                          7.45                5.80                4.66                3.41                2.90
Principal Window         May10 - Jul21       Jul08 - Oct16       Jul07 - Nov13       Jul07 - Jul10       Aug07 - Oct08

LIBOR_1MO                       1.2788              1.2788              1.2788              1.2788              1.2788
LIBOR_6MO                       1.9187              1.9187              1.9187              1.9187              1.9187
Optional Redemption           Call (Y)            Call (Y)            Call (Y)            Call (Y)            Call (Y)

SWAP curve as close of June 15, 2004


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materia is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.